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                                    FORM 8-K
                                 CURRENT REPORT



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



       Date of Report (Date of earliest event reported): January 30, 1998



                          RELIANCE STEEL & ALUMINUM CO.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           California                 001-13122                  95-1142616
           ----------                 ---------                  ----------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


                              2550 East 25th Street
                          Los Angeles, California 90058
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (213) 582-2272
         --------------------------------------------------------------
                               (Telephone number)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

        Effective January 30, 1998, the Registrant acquired substantially all of the assets of Durrett-Sheppard Steel Company, L.L.C., a Maryland limited liability company, and its wholly-owned subsidiary Durrett-Sheppard Steel of Pennsylvania, Inc., a Maryland corporation, (collectively "Durrett-Sheppard"). Durrett-Sheppard is a metals service center company, with a facility in Baltimore, Maryland. Revenues of Durrett-Sheppard for the fiscal year ended September 30, 1997 were approximately $47 million. The Registrant paid $30.5 million in cash, a portion of which will be retained in escrow, and repaid outstanding debt of Durrett-Sheppard in the amount of approximately $14.9 million. The Registrant used proceeds from its public offering completed in November 1997 for a portion of the purchase price and drew down on its syndicated revolving line of credit with five banks of which Bank of America N.T. & S.A. is the lead lender.

        In an unrelated transaction that also closed January 30, 1998, the Registrant acquired 100% of the outstanding common stock of Phoenix Corporation, a Georgia corporation doing business as Phoenix Metals Company ("Phoenix"). Phoenix is a metals service center company based in Atlanta, Georgia, which also has facilities in Birmingham, Alabama, Tampa, Florida and Charlotte, North Carolina. Revenues of Phoenix for the fiscal year ended December 31, 1997 were approximately $120 million. The Registrant paid $20.95 million in cash, a portion of which will be retained in escrow and repaid outstanding debt in the amount of $20.143 million. The Registrant also paid a total of $50,000 to two individuals as consideration for agreements not to compete. The Registrant used proceeds from its public offering of equity securities and drew the amounts payable from its revolving line of credit with five banks, for which Bank of America N.T.& S.A. is the lead lender. The securities were acquired from Stephen
E. Almond, R. Wayne Grant and Kareth L. Grant.

        The purchase price for each of these transactions was determined by negotiation with the sellers. The Registrant acquired the assets of Durrett-Sheppard through its wholly owned subsidiary, Reliance Holding Co., Inc., a California corporation, which has changed its named to Durrett Sheppard Steel Co., Inc. Phoenix will be operated as a wholly owned subsidiary of the Registrant. Each of these entities will continue to engage in the metals service center business at the same locations as prior to the respective acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

        (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

        (c) Exhibits.

                2.1 Asset Purchase Agreement dated January 13, 1998 among Durrett-Sheppard Steel Company, L.L.C., Durrett-Sheppard Steel of Pennsylvania, Inc., the Registrant and the members of Durrett Sheppard Steel Company, L.L.C.

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                2.2     Stock Purchase Agreement dated November 19, 1997 among
                        Steve Almond, Wayne Grant, Kareth L. Grant, Phoenix Corporation and the Registrant.

                20.1    Press release dated October 8, 1997

                20.2    Press release dated January 14, 1998.

                20.3    Press release dated February 2, 1998

                20.4    Press release dated February 3, 1998



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RELIANCE STEEL & ALUMINUM CO.



Dated:  February 27, 1998               By: /s/ Steven S. Weis
                                            ------------------------------------
                                            Steven S. Weis
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement dated January 13, 1998 among Durrett-Sheppard Steel Company, L.L.C., Durrett-Sheppard Steel of Pennsylvania, Inc., the Registrant and the members of Durrett Sheppard Steel Company, L.L.C.


2.2 Stock Purchase Agreement dated November 19, 1997 among Steve Almond, Wayne Grant, Kareth L. Grant, Phoenix Corporation and the Registrant.


20.1    Press release dated October 8, 1997.


20.2    Press release dated January 14, 1998.


20.3    Press release dated February 2, 1998.


20.4    Press release dated February 3, 1998.




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